U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           Date of Report: May 8, 2002



                                  EDUVERSE.COM
        (Exact name of small business issuer as specified in its charter)

                                     NEVADA
              (State or other Jurisdiction as Specified in Charter



         00-27239                                        88-0277072
(Commission file number)                    (I.R.S. Employer Identification No.)



                               7583 Water View Way
                               Reno, Nevada 89511
                    (Address of Principal Executive Offices)

                                 (360) 332-7734
                           (Issuer's telephone number)

Items 2 through 6 and 8 are not applicable

Item 1. Changes in Control of Registrant

     (a) During the first quarter of fiscal year 2002, Eduverse.com, a Nevada corporation (the "Company") engaged in a private placement offering under Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "1933 Securities Act"). Pursuant to the terms of the private placement, the Company offered 2,400,000 shares of its common stock at $0.125 per share to raise $300,000. On approximately May 3, 2002, the Company terminated the offering pursuant to which it had sold 2,000,000 shares of common stock at $0.125 per share for aggregate gross proceeds of $250,000.00 The per share price of the offering was arbitrarily determined by the Board of Directors based upon an analysis of certain factors including, but not limited to, potential future earnings, assets and net worth of the Company. The Company issued shares of common stock to seven investors, none of which were accredited investors as that term is defined under Regulation D. The investors executed subscription agreements and acknowledged that the securities to be issued have not been registered under the 1933 Securities Act, that the investors understood the economic risk of an investment in the securities, and that the investors had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities. No underwriter was involved in the transaction, and no commissions or other remuneration were paid in connection with the offer and sale of the securities.

     (b) As a result of the private placement offering, there was a change in control of the Company. The board of directors of the Company desires to set forth the names and address, as of the date of this Report, and the approximate number of shares of Common Stock owned of record or beneficially by each person who owned of record, or was known by the Company to own beneficially, more than five percent (5) of the Company's Common Stock, and the name and shareholdings of each officer and director, and all officers and directors as a group. As of the date of this Report, there are 3,000,000 shares of common stock issued and outstanding.


---------------------------------------------------------------------------------------------------
Title of Class             Name and Address of                Amount and Nature          Percent of
                             Beneficial Owner                     of Class                  Class
---------------------------------------------------------------------------------------------------

Common Stock               Investor Communications                  554,470 (1)            18.48%
                           International, Inc.
                           435 Martin Street, Suite 2000
                           Blaine, Washington 98230

Common Stock               Alexander Cox                            535,060 (1)            17.84%
                           755 Burrard Street
                           Suite 428
                           Vancouver, British Columbia
                           Canada V6Z 1X6

Common Stock               Calista Capital Corp.                    250,000 (1)            8.33%
                           P.O. Box W-961
                           St. Johns Antigua
                           West Indies

Common Stock               Spartan Asset Group                      250,000 (1)            8.33%
                           P.O. Box W-960
                           St. Johns Antigua
                           West Indies

Common Stock               Pacific Rim Financial Inc.               250,000 (1)            8.33%
                           C/o Arundel House
                           31A St. James Square
                           London SW1Y 4JR
                           United Kingdom

Common Stock               Eastern Capital Corp.                    250,000 (1)            8.33%
                           C/o Northbrook Farm
                           Bentley Farnham
                           Hampshire GU10 5EU
                           United Kingdom

Common Stock               Eiger Properties Inc.                    250,000 (1)            8.33%
                           C/o P.O. Box CH-4002
                           Basel, Switzerland

Common Stock               Rising Sun Capital Corp.                 250,000 (1)            8.33%
                           96 Front Street
                           Hamilton HM12
                           Bermuda

Common Stock               All current officers and directors          -0-                    -0-
                            as a group (2 persons)
---------------------------------------------------------------------------------------------------

(1)  These are restricted shares of common stock.

     There are no arrangements or understanding among the entities and individuals referenced above or their respective associates concerning election of directors or any other matters which may require shareholder approval.

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

         Not Applicable.

     (b) Pro Forma Financial Information.

         Not Applicable.

     (c) Exhibits.

         Not Applicable.


SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              EDUVERSE.COM


Date: May 7, 2002                             By:  /s/  Grant Atkins
                                                   -----------------------------
                                                        Grant Atkins, President